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DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES
AND SECURITY AGREEMENT

This Deed of Trust is a mortgage of both real and personal property and is, among other things, a security agreement and chattel mortgage affecting chattels and personal property situated on realty.

THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT (hereinafter "Deed of Trust") made and entered into as of the 8 day of July, 1987, by and between FPI CHESTERFIELD, LTD., a Missouri Limited Partnership, with offices at 5400 Poplar Avenue, Memphis, Tennessee 38119 (sometimes hereinafter referred to as the "Mortgagors") , and William P. Foley of the County of St. Louis, State of Missouri, ("Mortgage Trustee"), for the benefit of Fogelman Mortgage L. P. I with offices at 5400 Poplar Avenue, Memphis, Tennessee 38119, as holder of the Facility Note (as hereinafter defined) ("Beneficiary") and all future holders from time to time of the Facility Note.

WITNESSETH, that the said Mortgagors, for and in consideration of the debt and trust hereinafter described and created, and of the sum of One Dollar paid by the said Mortgage Trustee, the receipt of which is hereby acknowledged, do by these presents grant, bargain and sell, convey and confirm unto the said Mortgage Trustee, the following described improvements and real estate (hereinafter the "Land") situated on Baxter Road Extension west of Clarkson Road in the City of Chesterfield, County of St. Louis, and State of Missouri, and more particularly described by metes and bounds on Exhibit A attached hereto and by reference made a part hereof.

Subject to easements, conditions, restrictions and rights-of-way of record.

Together with all improvements thereon including but not limited to a 489-unit multi-family housing facility with all recreational amenities appurtenant thereto, whether now existing or hereafter constructed.

Together with all furniture, furnishings, fixtures and equipment now or hereafter owned by Mortgagors and attached to the Land and Improvements (as hereinafter defined), including without limiting the foregoing, all electrical, heating, air conditioning, lighting and plumbing fixtures, appliances and all window screens, shades, awnings and storm sashes, whether now owned or hereafter acquired located on or used in connection with the aforementioned Land and Improvements, together with all substitutions, additions and replacements, and proceeds thereof.

This Deed of Trust, Assignment of Rents and Leases and Security Agreement is being re-recorded for the purpose of correcting the legal description

Together with all the rights, privileges, easements and appurtenances thereto attached or belonging, and the rents, issues and profits, thereof.

FURTHER WITNESSETH, that the said Mortgagors, do by these presents, grant to Beneficiary a security interest in all materials purchased or delivered for construction of the Project and in the Equipment (as both capitalized terms are hereinafter defined) located on or used in connection with the operation of the Facility (as hereinafter defined) together with all proceeds and profits therefrom.

TO HAVE AND TO HOLD the same, together with all buildings, fixtures and appurtenances hereafter to the same belonging, unto the said Mortgage Trustee, and to his successor or successors in this trust forever, and possession of said Facility is now delivered unto the said Mortgage Trustee including the right to collect rents as hereinafter set forth.

IN TRUST, however, for the following purposes:

WHEREAS, the Beneficiary has agreed to lend to the Mortgagors the sum of $23,320,000 pursuant to a Loan Agreement (the "Agreement") by and between the Beneficiary and the Mortgagors to enable the Mortgagors to construct on the Land a 489-unit multi-family housing facility with all recreational amenities appurtenant thereto (the "Project") and to provide certain equipment in connection therewith (the "Equipment") located in the City of Chesterfield, St. Louis County, Missouri, (the Land, Project and Equipment collectively referred to as the "Facility");

WHEREAS, the said Mortgagors, being justly indebted to Beneficiary for Twenty-Three Million Three Hundred Twenty Thousand Dollars ($23,320,000), have, to secure said principal and interest to be earned thereon, executed and delivered to Beneficiary, the Westbury Park Multi-Family Housing Facility Note (Chesterfield, St. Louis County, Missouri) (the "Facility Note") of even date herewith, expressed to be for value received drawn to the order of Beneficiary, and payable at the offices of Beneficiary upon the terms and at the rates of interest therein stated; and

WHEREAS the Mortgagors wish to further secure the payment of the Facility Note and the payment and performance of Mortgagor's other obligations under the Agreement.

NOW, THEREFORE, the Mortgagors have executed this Deed of Trust for the purpose of securing:

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1. The payment of all indebtedness as provided in the Facility Note, and any extensions or modifications thereof;

2. The payment of all other moneys secured hereby; and

3. The performance of all of the covenants, conditions, stipulations and agreements herein contained or contained in the Agreement and the Facility Note.

The Mortgagors do further hereby covenant, warrant and agree as follows:

4. The Mortgagors will timely make or cause to be made, all payments and perform, or cause to be performed, all agreements, conditions and obligations on their part required to be made and performed under the Agreement and Facility Note.

5. The Mortgagors will not knowingly permit or suffer the use of any of the Facility for any purpose other than the use for which the same was intended at the time this Deed of Trust was executed.

6. Subject to the provisions of Section 7.2 of the Agreement, the Mortgagors hereby assign to Beneficiary any awards which may become due by reason of the taking by condemnation or eminent domain of the whole or any part of said Facility or any rights appurtenant thereto, including any award for change of grade of streets.

7. The Mortgagors hereby covenant to keep or cause to be kept the Project on said Land in good repair and in tenantable condition, without any liability on the part of the Mortgage Trustee to any person for damages or failure to repair. That Mortgagors shall not permit the construction of any extension, addition or new structure on the Land, nor the removal or demolition of the same in whole or in part, except to the extent expressly permitted by the Agreement. All right, title and interest of the Mortgagors in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Facility, hereafter acquired by or released to the Mortgagors or constructed, assembled or placed by the Mortgagors on the Land, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by the Mortgagors, shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by the Mortgagors and specifically described in the granting clause hereof, but at any and all times the Mortgagors will execute and deliver to the Mortgage Trustee any and all such further assurances, mortgages, conveyances or assignments thereof as the Mortgage Trustee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Deed of Trust.

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8. Pursuant to Section 6.2(a) of the Agreement, the Mortgagors will pay before they become delinquent all taxes, assessments, water rates, sewer rents and other charges of every type or nature assessed or which may be assessed against the Facility or any part thereof or upon the interest of Beneficiary in said Facility or upon any personal property, without any deduction, defalcation or abatement, and will pay, when due, any other taxes (including corporate taxes), assessments or charges, claims or encumbrances that might become a lien prior to the lien of this Deed of Trust or encumbrances that might have priority in distribution of the proceeds of a judicial sale.

9. Upon request of Beneficiary the Mortgagors will produce or cause to be produced to Beneficiary or Mortgage Trustee not later than ten (10) days before the date on which any taxes, assessments, water and sewer rents and other charges bear interest or penalties, paid receipts for all such taxes, assessments, water and sewer rents and other charges.

10. Subject to Section 6.2(b) of the Agreement, the Mortgagors may in good faith contest, by proper legal proceedings, the validity or amount of any tax or assessment which the Mortgagors have agreed to pay under this Deed of Trust, provided that the Mortgagors will pay such contested item and all costs and penalties, if any, at least thirty (30) days before the date such Facility may be sold by the taxing authorities because of nonpayment of said tax or assessment.

11. The Mortgagors shall at all times at the cost and expense of the Mortgagors cause all of the Facility of any insurable nature to be constantly insured against loss or damage by fire; and such other casualties and hazards, as is required by Sections 6.3 and 6.4 of the Agreement; and, subject to
Section 6.4 of the Agreement, all such policies of insurance shall be so written as to make any loss occurring thereunder payable by standard mortgage clause attached thereto to Beneficiary and the Mortgagors as their interests may appear, irrespective of, and which may not be invalidated by, an act or default of the Mortgagors, and all such policies, or a certificate or certificates of the insurers or of an insurance agency satisfactory to Beneficiary, showing that such policies, with such mortgage clauses, are in force, shall be deposited with the Mortgage Trustee as additional security hereunder. Notice of loss or damage to the Facility shall be given to the Mortgage Trustee hereunder, the Facility shall be repaired or rebuilt in accordance with Article VII of the Agreement, and the proceeds of any such insurance shall be applied in the manner provided in Section 7.1 of the Agreement.

If the Facility covered hereby, or any part thereof, shall be damaged by fire or other hazard against which insurance is held as hereinabove provided, the amounts paid by any insurance company in pursuance of the contract of insurance, to the extent

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of the indebtedness then remaining unpaid, shall be paid to Beneficiary and the
Mortgagors in accordance with Article VII of the Agreement, and applied to the debt or released for the repairing or rebuilding of the Facility pursuant to
Section 7.1 of the Agreement.

12. Any insurance policies required by this Deed of Trust shall provide that any loss thereunder payable to Beneficiary and the Mortgagors, as their respective interests may appear, shall be payable notwithstanding any act or negligence of the Mortgagors or of any lessee or other occupant of any portion of the Facility, which would otherwise result in a forfeiture of such insurance, and that in no event shall such policy be canceled without at least thirty (30) days' prior written notice to the Mortgage Trustee and Beneficiary, and such policies shall contain no endorsement permitting cancellation for default in payment of a loan whereby the premium has been financed.

13. The Mortgagors have a good title in fee simple to all of the Facility free and clear of all prior encumbrances except for Permitted Encumbrances (as defined in the Agreement) and will warrant and defend the same against all lawful claims and mechanics' or other liens of all persons whomsoever.

14. By this instrument, the Mortgagors grant to Beneficiary a security interest in the Equipment (as defined in the Agreement). Except as provided by
Section 9.4 of the Agreement, the Mortgagors shall not permit any of said Equipment to be removed from the Facility without the written consent of Beneficiary. If any Event of Default (as hereafter defined) shall occur and Beneficiary shall declare the balance of the Facility Note immediately due and payable in accordance with the terms and conditions hereof, Beneficiary shall be entitled to exercise all of the rights and remedies of a secured party under the Uniform Commercial Code as it may then be in force in the State of Missouri. The Mortgagors warrant the title to the fixtures, chattels and personal property, if any, covered by this Deed of Trust and warrant and represent that all of the same are free of all prior liens and encumbrances except for Permitted Encumbrances (as defined in the Agreement), if any. Without the written consent of Beneficiary, no prior security interest will be created or suffered to be created on the Facility, other than Permitted Encumbrances (as defined in the Agreement), together with any amendments or supplements thereto, with respect to any goods, fixtures, equipment, appliances, or articles of personal property now attached to or used or hereafter attached to or used in connection with the Facility.

15. The Mortgagors represent and warrant that (a) it is a duly created and validly existing limited partnership created under the laws of the State of Missouri; and (b) it has the full power and authority to execute this Deed of Trust and all instruments collateral hereto.

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16. If Mortgagors default under any prior mortgage or deed of trust or fail to cause to be paid any claim, lien or encumbrance which shall be prior to this Deed of Trust, or to pay, when due, any tax or assessment, or any insurance premium, or to keep the Facility in repair as aforesaid, or shall commit or permit waste, or if there be commenced any action or proceeding affecting the Facility or the title thereto, then Beneficiary, at its option, may pay such claim, lien, encumbrance, tax, assessment or premium with right of subrogation thereunder; may procure such abstracts or other evidence of title as it deems necessary; may make such repairs and take such steps as it deems advisable to prevent or cure such waste; and may appear in any such action or proceeding and retain counsel therein and take such action therein as it deems advisable, and for any of such purposes it may advance such sums of money as it deems necessary. No such payment by Beneficiary shall impair or affect any of its rights hereunder arising in consequence of such failure by the Mortgagors. The Mortgagors shall reimburse Beneficiary for any amount so paid by Beneficiary pursuant to this Paragraph 16, together with interest thereon from the date of payment by Beneficiary at the rate provided in the Facility Note and such amount, together with such interest, shall become additional indebtedness secured by this Deed of Trust. Beneficiary shall have the right to foreclose for any such amount not so repaid or for any unpaid installment of principal or interest, subject to the lien of this Deed of Trust for the balance of the Facility Note not then due.

17. The Mortgagors agree to execute and deliver to Beneficiary from time to time on demand, security agreements and financing statements and such other instruments as it may require, in order to impose the lien hereof on the goods, fixtures, equipment, appliances and articles of personal property heretofore referred to.

18. Neither the value of the Facility nor the lien of this Deed of Trust will be diminished or impaired in any way by any act or omission of the Mortgagors and the Mortgagors will not do or permit to be done to, in, upon or about said Facility or any part thereof, anything that may in any way impair the value thereof, or weaken, diminish or impair the security of this Deed of Trust.

19. The Mortgagors (a) will not remove or demolish the buildings now or hereafter erected upon the Land, nor alter the design or structural character of any building now or hereafter erected upon the Land so as to diminish the value thereof, unless the Beneficiary shall first consent thereto in writing;
(b) will not, except as permitted by the Agreement, sell said Facility without prior written approval of the Beneficiary, which approval shall not be unreasonably withheld or delayed; (c) will comply with all laws, ordinances, regulations, covenants, conditions and restrictions which, if not so complied with, adversely

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affect the Facility; and (d) will not permit the transfer, sale, conveyance, lease, encumbrance or other disposition of the Facility in any manner prohibited in Article IX of the Agreement.

20. The Mortgagors will protect, save harmless and indemnify Mortgage Trustee and Beneficiary from and against any and all claims, liabilities, costs and expenses, of whatever nature, which may arise or result, directly or indirectly, by reason of the use or occupation of the Facility or any part thereof.

21. Notwithstanding any other provision of this Deed of Trust to the contrary, in the event of any non-payment or non-performance under this Deed of Trust, neither the Mortgagors nor any of their partners shall have any personal liability hereunder, and no holder of this Deed of Trust, shall ask or take or cause to be asked or taken personal judgment against the Mortgagors or any of their partners for any matter required to be paid, performed or observed under this Deed of Trust, it being understood that said holder of this Deed of Trust will look solely to the Facility, and no other property or assets of the Mortgagors or any of their partners shall be subject to levy, execution of other enforcement procedure for the satisfaction of the indebtedness evidenced or secured by this Deed of Trust; provided, that the foregoing provisions of this Paragraph 21 (a) shall not constitute a waiver of any indebtedness evidenced by the Facility Note secured by this Deed of Trust; (b) shall not limit the right of the Beneficiary to exercise its rights hereunder so long as no judgment then in the nature of a deficiency judgment shall be asked or taken against the Mortgagors or any of their partners; and (c) shall not limit the rights of the Beneficiary under any guaranty delivered in connection with the Facility Note.

22. Should the Mortgage Trustee appointed herein, or his successor, or Beneficiary or its successors or assigns, be made defendant in any suit involving the title to any of the Facility hereby conveyed, or involving the validity or priority of the lien of this Deed of Trust, then it is agreed that in every such case (including all appeals) an attorney's fee in reasonable amount shall be fixed by the court in which said suit may be pending, and may be adjudged in favor of the attorney or attorneys of record representing the said parties, or any of them, therein, which fee shall be adjudged against the Mortgagors, subject to the provisions of Paragraph 21 hereof, on motion made therefor as a part of the costs of such proceedings, and that such reasonable costs and expenses of the said parties, or any of them, shall also be fixed and adjudged as costs therein by the court, and it is agreed that all such fees, costs, and expenses of every such proceeding shall be adjudged against said Mortgagors, and when so adjudged shall be secured by this Deed of Trust, subject to the provisions of Paragraph 21 hereof.

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23. Pursuant to Article VIII of the Agreement, the Mortgagors shall cause to be furnished to Beneficiary financial and operating statements of the Facility. Such statements shall be delivered to Beneficiary at its offices within the times provided in the Agreement.

24. All of the grants, covenants terms, provisions, warranties, agreements and conditions herein shall run with the Land and shall apply to, bind and inure to the benefit of, the successors and assigns of the Mortgagors and the successors and assigns of Beneficiary and the Mortgage Trustee.

25. It is hereby expressly provided and agreed by Mortgagors that in the event any one or more of the following events, each of which shall be, and is hereby defined as, an "Event of Default", shall occur, to wit:

(a) The occurrence of an "Event of Default" under the Agreement, Facility Note or Guaranty (as defined in the Agreement);

(b) The failure by the Mortgagors to observe or perform any term, condition or obligation to be observed or performed by them under this Deed of Trust for a period of thirty (30) days after their receipt of written notice from Beneficiary or Mortgage Trustee, specifying such failure and requesting that it be remedied;

(c) The Mortgagors should become insolvent either in the equity or bankruptcy definition of the term, or if a voluntary or involuntary petition in bankruptcy of the Mortgagors is filed and such involuntary petition is not discharged within sixty (60) days after such filing, or if the Mortgagors make an assignment for the benefit of their creditors, or if a receiver, custodian or trustee is appointed for the Mortgagors' business or property and such receiver, custodian or trustee is not discharged within sixty (60) days after such appointment, or if the Mortgagors' interest in the Facility shall pass by operation of law as the result of any creditor's action, suit or proceeding; or

(d) If any warranty of the Mortgagors contained herein shall prove to be in any material respect incorrect or if there shall be any other breach of such warranty;

THEN AND IN EACH AND EVERY SUCH EVENT:

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(e) The balance of the principal of the Facility Note then outstanding and unpaid and the accrued interest thereon shall, at the option of Beneficiary, become and be due and payable immediately.

(f) Beneficiary may without prior demand or notice and without declaring the unpaid principal of the Facility Note to be then due and payable, or after declaring such principal to be due and payable, and without regard to the value of the Facility or any part thereof, (i) enforce payment of the Facility Note, and (ii) enforce performance of any terms of this Deed of Trust, the Agreement or the Facility Note.

(g) Upon demand of Mortgage Trustee, the Mortgagors shall forthwith surrender to Mortgage Trustee the actual possession of all of the Facility and it shall be lawful (whether or not the Mortgagors have so surrendered possession) for Mortgage Trustee, either personally or by agents or attorneys, forthwith to enter into or upon the Facility and to exclude the Mortgagors, the agents and servants of the Mortgagors, and all parties claiming by, through or under the Mortgagors, wholly therefrom, and Mortgage Trustee shall thereupon be (solely and exclusively) entitled to possession of said Facility and every part thereof, and to use, operate, manage and control the same, either personally or by managers, agents, servants or attorneys, for the benefit of Beneficiary, to the fullest extent authorized by law; and upon every such entry, the Mortgage Trustee may, from time to time, at the expense of the Mortgagors, make all necessary and proper repairs and replacements to the Facility, as the Mortgage Trustee may deem judicious;

(h) The Mortgage Trustee, at the request of Beneficiary, shall proceed to sell, either by himself or by agent or attorney, the Facility and every part thereof at public venue or outcry to the highest bidder for cash in hand at the customary place in the County of St. Louis, Missouri, after first giving notice as now required by Sections 443.310 and 443.320, RSMo, and upon such sale Mortgage Trustee shall receive the proceeds of such sale and shall execute and deliver deed or deeds or other instruments of conveyance, assignment and transfer of the property sold, to the purchaser or purchasers thereof; and

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(i) The Mortgage Trustee may proceed by suit or suits at law or in equity as
    Mortgage Trustee may be advised by counsel to protect the security interest herein or to foreclose this Deed of Trust, and in such event Mortgage Trustee and the Beneficiary shall be entitled to reasonable fees for the Mortgage Trustee's services and the services of their attorneys and agents, and for all expenses, costs and outlays, including, without limitations, all costs, expenses and attorney's fees in connection with any appeal proceedings. Upon or at any time after the filing of any suit to foreclose the lien hereof, Mortgage Trustee shall be entitled as a matter of right to the appointment of a receiver of the Facility, either before or after sale, without notice and without regard to the solvency or insolvency of the Mortgagors at the time of the application for such receiver, and without regard to the then value of the Facility. The Mortgage Trustee may be appointed as such receiver. Such receiver shall have full power to collect the rents, issues and profits from the Facility and all other powers necessary or incidental for the protection, possession, control, management and operation of the Facility.

Upon such sale or sales made by Mortgage Trustee under power herein granted, or upon any sale or sales under or by virtue of any judicial proceedings: (i) the whole of the Facility, real, personal and mixed, may be sold in one parcel as an entirety, or the Facility may be sold in separate parcels as may be determined by the Mortgage Trustee in his discretion; (ii) Mortgage Trustee shall receive the proceeds of such sale or sales and shall execute and deliver deed or deeds or other appropriate instruments of conveyance, assignment or transfer, of the property sold, to the purchaser or purchasers thereof, and any deed or other instrument of conveyance, assignment or transfer made and delivered by Mortgage Trustee in pursuance of the powers granted and conferred herein, and all recitals therein contained shall be prima facie evidence of the facts therein set forth; (iii) any such sale or sales shall operate to divest the Mortgagors of all right, title, interest, claim and demand, either at law or in equity, under statute or otherwise, in and to the Facility and every part thereof so sold and shall be a perpetual bar, both in law or equity, against the Mortgagors and any and all persons claiming or to claim from, through or under Mortgagors; and (iv) at any such sale or sales Beneficiary may bid for and purchase the Facility or any part thereof and may make payment therefor by presenting to Mortgage Trustee the Facility Note hereby secured so that there may be endorsed as

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paid thereon the amount of such bid which is to be applied to the payment of said Facility Note as herein provided.

Upon the foreclosure and sale of the Facility, or any part thereof, the proceeds of such sale or sales shall be applied as follows: First, to the cost and expense of executing this trust, including reasonable compensation of Mortgage Trustee and reasonable attorney's fees, publication fees, cost of procuring title certificates, continuing abstracts, and title searches or examinations reasonably necessary or proper; next, to the payment of any and all costs and expenses of the Beneficiary incurred in the collection of the indebtedness secured hereby, including reasonable attorney's fees, with interest thereon as hereinabove provided; next, to the payment of the balance of the indebtedness evidenced by the Facility Note secured hereby, including any and all advances, with interest thereon as therein provided; and any surplus thereafter shall be paid to the Mortgagors.

Each time it shall become necessary to issue an advertisement of foreclosure, and sale is not had, the Mortgage Trustee shall be entitled to receive the sum of Fifty Dollars ($50.00) for services and the amount of all advertising charges from the Mortgagors, all of which shall be further secured hereby.

The Mortgage Trustee may resign at any time by written instrument to that effect delivered to Beneficiary. Beneficiary shall be entitled to remove, at any time or from time to time, the Mortgage Trustee and to select a successor in trust to the Mortgage Trustee. In case of the death, removal, resignation, refusal to act, or otherwise being unable to act of the Mortgage Trustee, Beneficiary shall be entitled to select and appoint a successor Mortgage Trustee hereunder by an instrument duly executed, acknowledged and recorded in the manner and form for conveyances of real estate in the State of Missouri, and any such successor Mortgage Trustee shall thereupon succeed as Mortgage Trustee hereunder and to all of the rights, powers, duties, obligations, and estate of said Mortgage Trustee as if specifically named herein, provided no defect or irregularity in the resignation or removal of said Mortgage Trustee or in the appointment of a successor Mortgage Trustee or in the execution and recording of such instrument shall affect the validity of said resignation, removal, or appointment or any act or thing done by such successor Mortgage Trustee pursuant thereto.

It is agreed that Mortgage Trustee shall not be disqualified from acting as Mortgage Trustee hereunder or from performing any of the duties of Mortgage Trustee, or from exercising the rights, powers and remedies herein granted, by reason of the fact that the Mortgage Trustee is an officer, employee or stockholder of Beneficiary or is interested, directly or indirectly, as the holder of the Facility Note hereby secured. The Mortgagors hereby expressly consent to Mortgage Trustee

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acting as Mortgage Trustee irrespective of the fact that Mortgage Trustee might be otherwise disqualified for any of the foregoing reasons, and that any interest which Mortgage Trustee or any successor Mortgage Trustee shall have or may acquire in the obligations hereby secured, or the Facility hereby conveyed, shall neither interfere with nor prevent his acting as Mortgage Trustee or from purchasing said Facility at said sale or sales, and all parties waive an objection to Mortgage Trustee having or acquiring any such interest in the obligations or property aforesaid and continuing to act as Mortgage Trustee.

26. No remedy herein conferred upon or reserved to Mortgage Trustee or Beneficiary is intended to be exclusive of any other remedy, but every remedy herein provided shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity, or by statute; and every power and remedy given by the Deed of Trust to Mortgage Trustee or to Beneficiary may be exercised from time to time and as often as may be deemed expedient. No delay or omission by Mortgage Trustee or by Beneficiary to exercise any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any default or an acquiescence therein. In case Mortgage Trustee shall have proceeded to enforce any right under this Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned because of waiver or for any other reason, or shall have been determined adversely, then, and in such and every such case, the Mortgagors and Mortgage Trustee shall severally and respectively be restored to their former positions and rights hereunder in respect of the Land and Facility, and all rights, remedies and powers of Beneficiary shall continue as though no such proceedings had been taken.

The Mortgage Trustee covenants faithfully to perform and fulfill the trust herein created, being liable, however, only for willful negligence or misconduct.

The Mortgaqe Trustee hereby lets said Facility to the Mortgagors until this instrument be released and satisfied, or until an Event of Default hereunder, upon the following terms and conditions, to-wit: the Mortgagors and every and all persons claiming or possessing such Facility, or any part thereof, by, through or under them shall pay rent therefor during said term at the rate of one cent (1 cent) per month, payable upon demand, and shall and will surrender immediate peaceable possession of said Facility, and any and every part thereof to the Mortgage Trustee, immediately upon such default and notice or demand therefor and said Mortgage Trustee may thereupon rent the same for the account of the holders of the Facility Note, until foreclosure is had and during any proceeding to redeem and then deliver possession to the purchaser at the Mortgage Trustee's sale.

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This Deed of Trust and all provisions hereof, except as otherwise provided, shall extend to and be binding upon the Mortgagors and all parties claiming by, through or under the Mortgagors. The term "Beneficiary" shall be deemed to mean and include the endorsee(s), transferee(s), or the holder(s) at the time being of the Facility Note hereinabove described, and the successor or successors and assigns of Beneficiary, and the term "Mortgage Trustee" shall be deemed to mean and include any successor or successors of the Mortgage Trustee in the trust hereby created; and the covenants and agreements shall bind and inure to the benefit of the heirs, successors and assigns of the Mortgagors and the successor in trust of the Mortgage Trustee and the endorsee(s), transferee(s) and successors of Beneficiary.

Until an Event of Default as herein defined shall occur, the Mortgagors shall be entitled to remain in possession of the Facility, and if the Mortgagors shall well and truly pay or cause to be paid to Beneficiary the said principal with interest thereon, and the other obligations and covenants hereby secured as and when the same shall become due and payable under the terms of said Facility Note, then this trust shall cease and be void and the Facility hereinbefore conveyed shall be released at the cost of the Mortgagors.

27. A waiver, in one or more instances, of any of the terms and provisions of this Deed of Trust shall apply to the particular instance or instances, at the particular time or times only, and shall not be deemed to be a continuing waiver.

28. All notices, demands, requests and other communications hereunder shall be in writing and shall be deemed given if sent by mail, by private courier or delivery service, or by telegraph or telex, when received. All mail shall be sent by registered mail, return receipt requested, addressed to the respective parties hereto at their respective addresses specified below or such other addresses as either party may specify in writing to the other:

To the Mortgagors:   FPI Chesterfield, Ltd.
                     c/o Fogelman Properties, Inc.
                     5400 Poplar Avenue
                     Memphis, Tennessee 38119
                     Attn: Morris J. Kriger

To Mortgage Trustee: William P. Foley
                     7980 Clayton Road
                     St. Louis, Missouri 63117

To Beneficiary:      Fogelman Mortgage L.P. I
                     c/o Prudential-Bache Properties, Inc.
                     One Seaport Plaza
                     199 Water Street
                     New York, New York 10038

The Mortgagors, Beneficiary and the Mortgage Trustee may, by notice given hereunder, designate any further or different address to which subsequent notices, demands, requests and other communications shall be sent.

29. Mortgagors hereby assign and transfer to Beneficiary all rents, issues, proceeds, revenues and income from the Facility, including all rents now due or which may hereafter become due under all leases thereof, whether written or verbal, now existing or hereafter made, as additional security for the indebtedness secured hereby, and Beneficiary is given a prior and continuing lien thereon. Mortgagors hereby appoint Beneficiary as their attorney-in-fact with power to collect said rents, revenues and income with or without suit, and apply the same, less expenses of collection, to said indebtedness; provided, however, that Mortgagors may exercise all acts of ownership and collection of rents, revenues and income until an Event of Default occurs under the provisions of this Deed of Trust.

30. This Deed of Trust has been made in the State of Missouri and shall be governed exclusively by the applicable laws of Missouri.

31. All capitalized, undefined terms used herein shall have the same meanings as in the Loan Agreement of even date herewith between Beneficiary and Mortgagors.

32. Whenever possible, each provision of this Mortgage is to be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage, or the application thereof to particular circumstances, shall be ultra vires or prohibited by or invalid under applicable law, such provision or its application to such circumstances shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or its application to all other circumstances, or the remaining provisions of this Mortgage, which shall be effective and valid.

IN WITNESS WHEREOF, the Mortgagors have executed this instrument, and Mortgage Trustee, in token of his acceptance of the trust herein created, has affixed his name hereto, the day and year first above written.

                 "Mortgagors"

                  FPI CHESTERFIELD, LTD.
                  Fogelman Properties, Inc.,

                  By: /s/ L. Don Campbell
                      ------------------------------
                      L. Don Campbell

                  Title:  Vice President

                  Attest: (Illegible Signature)
                         ---------------------------
                                               (SEAL)

STATE OF TENNESSEE )
                   ) SS
COUNTY OF SHELBY   )

On this 8th day of July, in the year 1987, before me, Nunda L. Mathis, a Notary Public in and for said state, personally appeared L. Don Campbell, Jr., to me personally known, who, being by me duly sworn, did say that he is Vice President of Fogelman Properties, Inc., general partner of FPI Chesterfield, Ltd., a Missouri Limited Partnership, and that the said Deed of Trust was signed in behalf of said corporation as general partner of said limited partnership, and the seal affixed hereto is the seal of said corporation, and further acknowledged said instrument to be the free act and deed of said corporation on behalf of said limited partnership

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal.

                            /s/ Nunda L. Mathis
                                -------------------------------
                                Notary Public
                                Nunda L. Mathis

My Commission Expires:          (SEAL)

March 13, 1989

STATE OF TENNESSEE )
                   ) SS
COUNTY OF SHELBY   )

On this 19th day of August, in the year 1987, before me, Nunda L. Mathis, a Notary Public in and for said state, personally appeared L. Don Campbell, Jr., to me personally known, who, being by me duly sworn, did say that he is Vice President of Fogelman Properties, Inc., general partner of FPI Chesterfield, Ltd., a Missouri Limited Partnership, and that the said Deed of Declaration was signed in behalf of said corporation as general partner of said limited partnership, and acknowledged said instrument to be the free act and deed of said corporation on behalf of said limited partnership

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal.

                          /s/ Nunda L. Mathis
                              --------------------------
                              Notary Public
                              Nunda L. Mathis

My Commission Expires:          (SEAL)

March 13, 1989

EXHIBIT A
Legal Description

A tract of land being in Section 16, Township 45 North, Range 4 East, St. Louis County, Missouri, and being more particularly described as follows:

COMMENCING at the southwest corner of Lot 7 of Thomas K. Humphrey's Estate, recorded in Plat Book 387, Page 492, of the City of St. Louis Records;
THENCE South 89 degrees 48 minutes 19 seconds East along the southerly line of said Lot 7, a distance of 454.34 feet to the TRUE POINT OF BEGINNING;
THENCE continuing on the southerly lot line of Lot 7, South 89 degrees 48 minutes 19 seconds East 886.82 feet; THENCE South 89 degrees 57 minutes 15 seconds East along the southerly line of Lot 6 of Thomas K. Humphrey's Estate
895.07 feet to the westerly line of Lake Post Commons, recorded in Plat Book 178, Page 5, St. Louis County Records; THENCE South 00 degrees 08 minutes 23 seconds East along the westerly line of Lake Post Commons 1099.30 feet; THENCE South 31 degrees 20 minutes 36 seconds East along the southwesterly line of Oak Plat Number 2, recorded in Plat Book 177, Pages 82 and 83 a distance of 354.81 feet; THENCE South 29 degrees 42 minutes 36 seconds East along the westerly line of Windsor Manor Condominium Plat 1, recorded in Plat Book 216, Page 69 and 70 a distance of 198.25 feet; THENCE North 71 degrees 50 minutes 12 seconds East along the southerly line of Windsor Manor Condominium Plat 1 a distance of 511.59 feet; THENCE South 19 degrees 11 minutes 12 seconds East along the westerly line of property now or formerly of Lucille H. Barr, recorded in Deed Book 7629, Page 190 a distance of 196.31 feet; THENCE North
71 degrees 02 minutes 48 seconds along the southerly line of said Barr property a distance of 158.53 feet; THENCE South 21 degrees 52 minutes 12 seconds East along the westerly line of property now or formerly of Jacob L. Babbler, recorded in Deed Book 1534, Page 578 and also in Deed Book 1555,
Page 579 a distance of 468.04 feet; THENCE along the northwesterly line of Clarkson Square Plat 1, recorded in Plat Book 218, Pages 42 and 43 the following courses and distances: South 86 degrees 58 minutes 15 seconds West
204.01 feet, South 62 degrees 49 minutes 35 seconds West 170.80 feet, South 48 degrees 50 minutes 27 seconds West 248.75 feet; THENCE South 24 degrees 57 minutes 54 seconds West 134.75 feet; THENCE South 61 degrees 37 minutes 19 seconds West 243.62 feet; THENCE along the westerly right of way line of Proposed Baxter Road the following courses and distances: North 28 degrees 22 minutes 41 seconds West 279.37 feet to a point of curvature; THENCE along a curve to the left, radius equal to 940.00 feet, central angle equal to 20 degrees 58 minutes 26 seconds, an arc distance of 344.10 feet; THENCE North 49 degrees 21 minutes 07 seconds West 1623.36 feet to a point of curvature;
THENCE on a curve to the right, radius equal to 1535.00 feet, central angle equal to 27 degrees 47 minutes 51 seconds, an arc distance of 744.72 feet; THENCE North 21 degrees 33 minutes 16 seconds West 320.57 feet to a point of curvature; THENCE on a curve to the left, radius equal to 1419.46 feet, central angle equal to 00 degrees 25 minutes 34 seconds, an arc distance of
10.56 feet to the POINT OF BEGINNING.

Above described parcel contains 2,844,396 square feet or 65.298 acres and is SUBJECT TO all easements, restrictions, reservations and conditions of record, if any.

EXHIBIT A
LAND DESCRIPTION
WESTMONT
65.298 Acres
August 26, 1986

A tract of land being in Section 16, Township 45 North, Range 4 East, St. Louis County, Missouri, and being more particularly described as follows:

COMMENCING at the southwest corner of Lot 7 of Thomas K. Humphrey's Estate, recorded in Plat Book 387, Page 492, of the City of St. Louis Records;
THENCE South 89 degrees 48 minutes 19 seconds East along the southerly line of said Lot 7, a distance of 454.34 feet to the TRUE POINT OF BEGINNING; THENCE continuing on the southerly lot line of Lot 7, South 89 degrees 48 minutes 19 seconds East 886.82 feet; THENCE South 89 degrees 57 minutes 15 seconds East along the southerly line of Lot 6 of Thomas K. Humphrey's Estate 895.07 feet to the westerly line of Lake Post Commons, recorded in Plat Book 178, Page 5, St. Louis County Records; THENCE South 00 degrees 08 minutes 23 seconds East along the westerly line of Lake Post Commons 1099.30 feet; THENCE South 31 degrees 20 minutes 36 seconds East along the southwesterly line of Oak Plat Number 2, recorded in Plat Book 177, Pages 82 and 83 a distance of 354.81 feet; THENCE South 29 degrees 42 minutes 36 seconds East along the westerly line of Windsor Manor Condominium Plat 1, recorded in Plat Book 216, Pages 69 and 70 a distance of 199.25 feet; THENCE North 71 degrees 50 minutes 12 seconds East along the southerly line of Windsor Manor Condominium Plat 1 a distance of 511.59 feet; THENCE South 19 degrees 11 minutes 12 seconds East along the westerly line of property now or formerly of Lucille H. Barr, recorded in Deed Book 7629, Page 190 a distance of 196.31 feet; THENCE North 71 degrees 02 minutes 48 seconds along the southerly line of said Barr property a distance of 158.53 feet; THENCE South 21 degrees 52 minutes 12 seconds East along the westerly line of property now or formerly of Jacob L. Babbler, recorded in Deed Book 1534, Page 578 and also in Deed Book 1555, Page 579 a distance of 468.04 feet; THENCE along the northwesterly line of Clarkson Square Plat 1, recorded in Plat Book 218, Pages 42 and 43 the following courses and distances: South 86 degrees 58 minutes 15 seconds West 204.01 feet, South 62 degrees 49 minutes 35 seconds West 170.80 feet, South 48 degrees 50 minutes 27 seconds West 248.75 feet; THENCE South 24 degrees 57 minutes 54 seconds West 134.75 feet; THENCE South 61 degrees 37 minutes 19 seconds West 243.62 feet; THENCE along the westerly right of way line of Proposed Baxter Road the following courses and distances: North 28 degrees 22 minutes 41 seconds West 279.37 feet to a point of curvature; THENCE along a curve to the left, radius equal to 940.00 feet, central angle equal to 20 degrees 58 minutes 26 seconds, an arc distance of 344.10 feet; THENCE North
49 degrees 21 minutes 07 seconds West 1623.35 feet to a point of curvature; THENCE on a curve to the right, radius equal to 1535.00 feet, central angle equal to 27 degrees 47 minutes 51 seconds, an arc distance of 744.71 feet; THENCE North 21 degrees 33 minutes 16 seconds West 320.57 feet to a point of curvature; THENCE on a curve to the left, radius equal to 1419.46 feet, central angle equal to 00 degrees 25 minutes 34 seconds, an arc distance of
10.56 feet to the POINT OF BEGINNING.

Above described parcel contains 2,844,396 square feet or 65.298 acres and is SUBJECT TO all easements, restrictions, reservations and conditions of record, if any.

anb
0541L

RECORD AND RETURN TO:
Kaye, Scholer, Fierman, Hays & Handler
425 Park Avenue
New York, New York 10022
Attention: Charles Rosenzweig, Esq.

FIRST AMENDMENT TO
DEED OF TRUST, ASSIGNMENT OF
RENTS AND LEASES AND SECURITY AGREEMENT

THIS AGREEMENT made and entered into as of the 1st day of January, 1990 by and between FPI CHESTERFIELD, L.P. (formerly known as FPI Chesterfield, Ltd.), a Missouri limited partnership with offices at 5400 Poplar Avenue, Memphis, Tennessee 38119, hereinafter referred to as "Grantor," and FOGELMAN
MORTGAGE, L.P. I, a Tennessee limited partnership with offices at 5400
Poplar Avenue, Memphis, Tennessee 38119, hereinafter referred to as
"Beneficiary";

W I T N E S S E T H:

WHEREAS, Grantor and Beneficiary have heretofore entered into that certain Loan Agreement (the "Loan Agreement") dated as of July 8, 1987 whereby, among other things, Beneficiary agreed to lend Grantor the principal amount of $23,320,000;

WHEREAS, Grantor has heretofore executed and delivered to Beneficiary that certain Westmont Multi-Family Housing Facility Note (the "Note") dated July 8, 1987 in the original principal amount of $23,320,000;

WHEREAS, Grantor has heretofore executed and delivered to Beneficiary that certain Deed of Trust, Assignment of Rents and Leases and Security Agreement (the "Deed of Trust") dated as of July 8, 1987 and filed for record on July 21, 1987 in Book 8189, Page 2364 of the Register of Deeds of St. Louis County, State of Missouri, securing the Note and constituting a first lien on the premises more particularly described on Schedule A attached hereto;

WHEREAS, in connection with the Consensual Reorganization of the Business Affairs of Avron B. Fogelman and Related Entities as of July 31, 1990, Grantor and Beneficiary have executed and delivered (i) that certain Promissory Note Modification Agreement dated of even date herewith (the "Note

DOC #348224

Modification") and (ii) that certain Amendment to Loan Agreement dated of even date herewith (the "Amendment to Loan Agreement"); and

WHEREAS, the parties hereto desire to amend the Deed of Trust in connection with the execution and delivery of the Note Modification and the Amendment to Loan Agreement.

NOW THEREFORE, and in consideration of the sum of $10.00 cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Modification of Deed of Trust.
(a) All references in the Deed of Trust to the Note shall be deemed to refer to the Note as amended by the Note Modification.

(b) All references in the Deed of Trust to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended by the Amendment to Loan Agreement.

(c) The terms, covenants and conditions of the Loan Agreement, as amended by the Amendment to Loan Agreement, are hereby incorporated in, and made a part of, the Deed of Trust. In the event of any inconsistency between the terms of the Deed of Trust and the terms of the Loan Agreement, the terms of the Loan Agreement shall govern.

2. Full Force and Effect. Except as specifically modified hereby, the terms and conditions of the Deed of Trust are hereby ratified and confirmed and remain in full force and effect.

3. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

DOC #348224                    2

4. Counterparts. This Agreement may be signed in two counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Deed of Trust, Assignment of Rents and Leases and Security Agreement to be duly executed and delivered as of the date first above written.

                       GRANTOR:

                       FPI CHESTERFIELD, L.P.

                       By:  Fogelman Properties, Inc.,
                            General Partner

                            By: /s/ L. Don Campbell, Jr.
                                ----------------------------
                                Name:  L. Don Campbell, Jr.
                                Title: Executive Vice President

                       BENEFICIARY:

                       FOGELMAN MORTGAGE, L.P. I

                       By: Prudential-Bache Properties, Inc.,
                           General Partner

                           By: /s/ Chester A. Piskorowski
                               -----------------------------
                               Name:  Chester A. Piskorowski
                               Title: Vice President

DOC #348224                         3

STATE OF NEW YORK )
                  ) ss:
COUNTY OF NEW YORK)

On this 14 day of January, 1991, before me, appeared Chester A. Piskorowski to me personally known, who being by me duly sworn, did say that, he is the Vice President of Prudential-Bache Properties, Inc., a Delaware corporation and a general partner of Fogelman Mortgage, L.P. I, a Tennessee limited partnership, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors as a general partner of said partnership, and acknowledged said instrument to be the free act and deed of said corporation as a general partner of said partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in New York, New York, the day and year last above written.


                                      /s/ Michelle Lavacca
                                          -----------------------------
                                          Notary Public in and for said
                                          County and State

My Commission Expires:

------------------------
       (Seal)

DOC #348224

STATE OF TENNESSEE )
                   ) ss:
COUNTY OF SHELBY   )

On this 16th day of January, 1991, before me, appeared L. Don Campbell, Jr.
to me personally known, who being by me duly sworn, did say that he is the Executive Vice President of Fogelman Properties, Inc., a Tennessee corporation and a general partner of FPI Chesterfield, L.P., a Missouri limited partnership, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors as a general partner of said partnership, and acknowledged said instrument to be the free act and deed of said corporation as a general partner of said partnership.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in Memphis, Tennessee, the day and year last above written.

                                /s/ M. Elaine Green
                                    -----------------------------
                                    Notary Public in and for said
                                    County and State
                                    (Seal)

My Commission Expires:

My Commission Expires June 20, 1992

DOC #348224

SCHEDULE A
LAND DESCRIPTION
WESTMONT

65.298 Acres

A tract of land being in Section 16, Township 45 North, Range 4 East, St. Louis County, Missouri, and being more particularly described as follows:

COMMENCING at the southwest corner of Lot 7 of Thomas K. Humphrey's Estate, recorded in Plat Book 387, Page 492, of the City of St. Louis Records; THENCE South 89 degrees 48 minutes 19 seconds East along the southerly line of said Lot 7, a distance of 454.34 feet to the TRUE POINT OF BEGINNING; THENCE continuing on the southerly lot line of Lot 7, South 89 degrees 48 minutes 19 seconds East 886.82 feet; THENCE South 89 degrees 57 minutes 15 seconds East along the southerly line of Lot 6 of Thomas K. Humphrey's Estate 895.07 feet to the westerly line of Lake Post Commons, recorded in Plat Book 178, Page 5, St. Louis County Records; THENCE South 00 degrees 08 minutes 23 seconds East along the westerly line of Lake Post Commons 1099.30 feet; THENCE South 31 degrees 20 minutes 36 seconds East along the southwesterly line of Oak Plat Number 2, recorded in Plat Book 177, Pages 82 and 83 a distance of 354.81 feet; THENCE South 29 degrees 42 minutes 36 seconds East along the westerly line of Windsor Manor Condominium Plat 1, recorded in Plat Book 216, Pages 69 and 70 a distance of 199.25 feet; THENCE North 71 degrees 50 minutes 12 seconds East along the southerly line of Windsor Manor Condominium Plat 1 a distance of
511.59 feet; THENCE South 19 degrees 11 minutes 12 seconds East along the westerly line of property now or formerly of Lucille H. Barr, recorded in Deed Book 7629, Page 190 a distance of 196.31 feet; THENCE North 71 degrees 02 minutes 48 seconds along the southerly line of said Barr property a distance of 158.53 feet; THENCE South 21 degrees 52 minutes 12 seconds East along the westerly line of property now or formerly of Jacob L. Babbler, recorded in Deed Book 1534, Page 578 and also in Deed Book 1555, Page 579 a distance of 468.04 feet; THENCE along the northwesterly line of Clarkson Square Plat 1, recorded in Plat Book 218, Pages 42 and 43 the following courses and distances: South 86 degrees 58 minutes 15 seconds West 204.01 feet, South 62 degrees 49 minutes 35 seconds West 170.80 feet, South 48 degrees 50 minutes 27 seconds West 248.75 feet; THENCE South 24 degrees 57 minutes 54 seconds West 134.75 feet; THENCE South 61 degrees 37 minutes 19 seconds West 243.62 feet; THENCE along the westerly right of way line of Proposed Baxter Road the following courses and distances: North 28 degrees 22 minutes 41 seconds West 279.37 feet to a point of curvature; THENCE along a curve to the left, radius equal to 940.00 feet, central angle equal to 20 degrees 58 minutes 26 seconds, an arc distance of
344.10 feet; THENCE North 49 degrees 21 minutes 07 seconds West 1623.35 feet to a point of curvature; THENCE on a curve to the right, radius equal to 1535.00 feet, central angle equal to 27 degrees 47 minutes 51 seconds, an arc distance of 744.71 feet; THENCE North 21 degrees 33 minutes 16 seconds West
320.57 feet to a point of curvature; THENCE on a curve to the left, radius equal to 1419.46 feet, central angle equal to 00 degrees 25 minutes 34 seconds, an arc distance of 10.56 feet to the POINT OF BEGINNING.

Above described parcel contains 2,844,396 square feet or 65.298 acres and is SUBJECT TO all easements, restrictions, reservations and conditions of record, if any.